Transamerica Landmark Variable Annuity

Issued by

Transamerica Life Insurance Company

Supplement Dated January 1, 2003
to the
Prospectus dated May 1, 2002

Managed Annuity Program II

You may elect to purchase the optional Managed Annuity Program II (“MAP II”) which assures you of a minimum level of income in the future by guaranteeing a minimum income base (discussed below) that you will have to apply to a MAP II payment option. The MAP II also guarantees a minimum amount for those payments once you begin to receive them. The MAP II will not be issued if you are age 85 or older (earlier, if required by state law).

References to the Managed Annuity Program in the EXAMPLES shall hereinafter be read as MAP II.

Minimum Income Base.  The minimum income base on the rider date (i.e., the date the rider is added to the policy) is the policy value. After the rider date, the minimum income base is equal to:

•	the minimum income base on the rider date; plus

•	any subsequent premium payments; less

•	any subsequent adjusted partial surrenders;

•	all of which are accumulated at the annual growth rate from the date of each transaction; minus

•	any premium taxes.

The annual growth rate is 6%. The benefits and fees under the rider (including the annual growth rate, rider fee, the guaranteed payment fee, and the vesting schedule) are guaranteed not to change after the rider is added. However, all the specifications may change if you elect to upgrade the minimum income base or terminate and then re-add the rider.

Minimum Income Base Upgrade.  You can upgrade your minimum income base to the policy value anytime after the first rider anniversary and before your 85th birthday (earlier if required by state law). For your convenience, we will put the last date to upgrade on page one of the rider. The policy value you upgrade to will be the policy value next calculated after we receive all necessary information to complete the upgrade. It generally will not be to your advantage to upgrade unless your adjusted policy value exceeds your minimum income base at the time you elect the upgrade.

If you upgrade:

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the current rider will terminate and a new rider will be issued with its own terms and fees, which may mean, for example, you have to pay a higher rider fee, begin a new annuity income vesting period, etc.

Surrenders.  Surrenders will reduce the minimum income base. Each rider year, surrenders up to the limit of the total free amount (the minimum income base on the last rider anniversary multiplied by the annual growth rate) reduce the minimum income base on a dollar-for-dollar basis. Surrenders over this free amount will reduce the minimum income base on a pro rata basis by an amount equal to the minimum income base immediately prior to the excess surrender multiplied by the percentage reduction in the policy value resulting from the excess surrender. The free amount will always be a relatively small fraction of the minimum income base. See the SAI for more information.

This Prospectus Supplement must be accompanied
by the Prospectus for the
Transamerica Landmark Variable Annuity Dated May 1, 2002

Sustained partial surrenders alone, or in conjunction with negative investment performance, may reduce your policy value to below the minimum policy amount (or even to zero). In either event, your policy will be fully surrendered and you will lose all rights and benefits under your policy, including your right to annuitize your minimum income base under the MAP II.

Conditions of Exercise of the MAP II.  You can only annuitize using the MAP II within the 30 days after a rider anniversary. You cannot, however, annuitize using the MAP II before your first rider anniversary or after the rider anniversary after your 94th birthday (earlier if required by state law). For your convenience, we will put the last date to annuitize using the MAP II on page one of the rider.

If you annuitize at any time other than indicated above, you cannot use the MAP II.

MAP II Payment Options.  You can annuitize under the MAP II (subject to the conditions described above) at the greater of the minimum income base or adjusted policy value. The minimum income base may only be used to annuitize using the MAP II payment options and may not be used with any other annuity payment options. The MAP II payment options are:

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Life Income—An election may be made for “No Period Certain,” “10 Years Certain” or “20 Years Certain.” In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

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Joint and Full Survivor—An election may be made for “No Period Certain,” “10 Years Certain” or “20 Years Certain.” Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

NOTE CAREFULLY:

IF:

•	You choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and

•	The annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	We will make only one (two, three, etc.) annuity payments.

Annuity Income Vesting.  If you annuitize using the MAP II before the 10th rider anniversary, the MAP II annuity income will not be fully vested and the first payment will be calculated with an annuity income vesting percentage of less than 100%, which reduces the amount of your first payment by up to 50%. See the SAI for information concerning the calculation of the initial payment. The annuity income vesting schedule is as follows:

Number of completed years since the Rider Date	Annuity Income Vesting Percentage (percent vested)

1	50%

2	55%

3	60%

4	65%

5	70%

6	75%

7	80%

8	85%

9	90%

≥10	100%

For example, assume a 65 year old male annuitized with a life with 10-year certain payment option at the end of year two with a minimum income base of $112,360.00. The monthly annuity factor from Schedule 1 of the rider for a male age 65, life with 10-years certain is $4.59 per thousand of annuitization value. The annuity income vesting percentage is 55% since annuitization is occurring after only two full years have passed since the rider date. The monthly payment amount would be equal to a * b * c where:

a)	is the minimum income base divided by $1,000,
b)	is the annuity factor from Schedule 1, and
c)	is the annuity income vesting percentage.

In this case, the monthly payment amount would be $112,360/$1,000 * $4.59 * 55% = $283.65.

NOTE CAREFULLY:  If you annuitize before the 10th rider anniversary, the MAP II annuity income will not be fully vested which results in all payments being lower than if the MAP II annuity income was fully vested, and the difference can be substantial.

MAP II Annuity Payments.  The minimum income base is used solely to calculate the MAP II annuity payments under one of the MAP II payment options and does not establish or guarantee a policy value or guarantee performance of any investment option. Because this benefit is based on conservative actuarial criteria {such as using a 2% assumed investment return to calculate the first annuity payment, using a 5% assumed investment return to calculate subsequent payments, and using age 85 annuity factors for all annuitants age 85 or older}, the level of lifetime income that it guarantees may be less than the level that would be provided by application of the adjusted policy value at otherwise applicable annuity factors. Therefore, the MAP II should be regarded as a safety net. The costs of annuitizing under the MAP II include the guaranteed payment fee, and also the lower payout levels inherent in the annuity tables used for those minimum payouts and an annuity income vesting percentage of less than 100%. These costs should be balanced against the benefits of a minimum payout level.

Moreover, the Initial Payment Guarantee, if applicable, also provides for a minimum payout level, and it uses actuarial criteria (such as a 5% assumed investment return) that provide for higher payment levels for a given adjusted policy value than the MAP II. You should carefully consider these factors, since electing annuity payments under the MAP II will generally be advantageous only when the minimum income base is sufficiently in excess of the adjusted policy value to overcome these disadvantages.

Guaranteed Minimum Stabilized Payments.  Annuity payments under the MAP II are guaranteed to never be less than the initial payment. See the SAI for information concerning the calculation of the initial payment. The payments will also be “stabilized” or held constant during each policy year.

During the first year after annuitizing using the MAP II, each stabilized payment will equal the initial payment. On each annuitization anniversary thereafter, the stabilized payment will increase or decrease depending on the performance of the investment options you selected (but will never be less than the initial payment), and then be held constant at that amount for that year. The stabilized payment on each annuitization anniversary will equal the greater of the initial payment or the payment supportable by the annuity units in the selected investment options. If the supportable payment at any payment date during a policy year is greater than the stabilized payment for that policy year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a policy year is less than the stabilized payment for that policy year, there will be a reduction in the number of annuity units credited to the policy to fund the deficiency. In the case of a reduction, you will not participate as fully in the future investment performance of the subaccounts you selected since fewer annuity units are credited to your policy. Purchases and reductions will be allocated to each subaccount on a proportionate basis. See the SAI for additional information concerning stabilized payments.

MAP II Fee.  A rider fee, 0.45% of the minimum income base on the rider anniversary, is charged annually prior to annuitization. We will also charge this fee if you take a complete surrender. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment option. This fee is deducted even if the adjusted policy value exceeds the minimum income base.

The policy has different charges in the income phase than the accumulation phase. See Section 5, Expenses in the Prospectus.

Guaranteed Payment Fee.  A guaranteed payment fee, equal to an effective annual rate of 1.25% of the daily net asset value in the separate account, is reflected in the amount of the variable payments you receive if you annuitize under the MAP II, in addition to the policy mortality and expense risk fee and administrative charge. The guaranteed payment fee is included on page one of the rider.

Termination.  The MAP II will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the MAP II (you may not terminate the rider before the first rider anniversary);

•	annuitization (you will still receive guaranteed minimum stabilized payments if you annuitize under the MAP II);

•	termination of your policy; or

•	30 days after the rider anniversary after your 94th birthday (earlier if required by state law).

The Managed Annuity Program II may vary for certain policies and may not be available for all policies. For policies sold in Minnesota and New Jersey, please see the separate supplement describing this feature for their state.

Transamerica Landmark Variable Annuity

Issued by

Transamerica Life Insurance Company

Supplement Dated January 1, 2003
to the
Statement of Additional dated May 1, 2002

The following hereby amends, and to the extent inconsistent replaces, the corresponding section in the Statement of Additional Information.

MANAGED ANNUITY PROGRAM II — ADDITIONAL INFORMATION

The amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the “Managed Annuity Program II” for a $100,000 premium when annuity payments do not begin until the policy anniversary indicated in the left-hand column. These figures assume the following:

•	there were no subsequent premium payments or surrenders;

•	there were no premium taxes;

•	the $100,000 premium is subject to the Managed Annuity Program II;

•	the annuitant is (or both annuitants are) 60 years old when the rider is issued;

•	the annual growth rate is 6.0% (once established, an annual growth rate will not change during the life of the Managed Annuity Program II); and

•	there was no upgrade of the minimum income base.

Several different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a Life Only, Life with 10 Year Certain and Life with 20 Year Certain basis. The figures below, which are the amount of the first monthly payment, are based on an assumed investment return of 2%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments are calculated using a 5% assumed investment return).

Life Only = Life Annuity with No Period Certain
Life 10 = Life Annuity with 10 Years Certain
Life 20 = Life Annuity with 20 Years Certain

Rider Anniversary at Exercise Date	Male			Female			Joint & Survivor

	Life Only	Life 10	Life 20	Life Only	Life 10	Life 20	Life Only	Life 10	Life 20

10 (age 70)	$1,008	$953	$808	$935	$904	$797	$783	$779	$743

15	1,646	1,481	1,146	1,529	1,424	1,141	1,241	1,225	1,095

20 (age 80)	2,765	2,283	1,584	2,591	2,232	1,584	2,033	1,956	1,555

This hypothetical illustration should not be deemed representative of past or future performance of any underlying variable investment option.

This Statement of Additional Information Supplement must be accompanied by the Statement of Additional Information for the
Transamerica Landmark Variable Annuity Dated May 1, 2002

Examples of the effect of surrenders on the minimum income base are as follows:

EXAMPLE 1

Assumptions

minimum income base on last policy anniversary:	$10,000

minimum income base at time of distribution:	$10,500

policy value at time of distribution:	$15,000

distribution amount:	$500

prior distribution in current policy year:	None

Calculations

maximum annual free amount:	$10,000 x 6% = $600

policy value after distribution:	$15,000 - $500 = $14,500

minimum income base after distribution: since the distribution amount was less than the maximum annual adjustment free amount	$10,500 - $500 = $10,000

EXAMPLE 2

Assumptions

minimum income base on last policy anniversary:	$10,000

minimum income base at time of distribution:	$10,500

policy value at time of distribution:	$15,000

distribution amount:	$1,500

prior distribution in current policy year:	$1,000

Calculations

maximum annual free amount:	$0.0

(prior distributions have exceeded the current year free amount of $600 [$10,000 x 6% = $600])

policy value after distribution:	$15,000 - $1,500 = $13,500

(since the policy value is reduced 10% ($1,500/$15,000), the minimum income base is also reduced 10%)

minimum income base after distribution:	$10,500 - (10% x $10,500) = $9,450

EXAMPLE 3

Assumptions

minimum income base on last policy anniversary:	$10,000

minimum income base at time of distribution:	$10,500

policy value at time of distribution:	$7,500

distribution amount:	$1,500

prior distribution in current policy year:	$1,000

Calculations

maximum annual free amount:	$0.0

(prior distributions have exceeded the current year free amount of $600 [$10,000 x 6% = $600])

policy value after distribution:	$7,500 - $1,500 = $6,000

(since the policy value is reduced 20% ($1,500/$7,500), the minimum income base is also reduced 20%)

minimum income base after distribution:	$10,500 - (20% x $10,500) = $8,400

The amount of the first payment provided by the Managed Annuity Program II will be determined by multiplying each $1,000 of minimum income base by the applicable annuity factor shown on Schedule I of the Managed Annuity Program II. The applicable annuity factor depends upon the annuitant’s (and joint annuitant’s, if any) sex (or without regard to gender if required by law), age, any annuity income vesting percentage or annuity factor age adjustment, and the Managed Annuity Program II payment option selected and is based on a guaranteed interest rate of 2% and the “2000 Table”, using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for male, 50% of G for females). Subsequent payments will be calculated as described in the rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with

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the investment performance of the annuity subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

The stabilized payment on each subsequent policy anniversary after annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return.

Transamerica bears the risk that it will need to make payments if all annuity units have been used in an attempt to maintain the stabilized payment at the initial payment level. In such an event, Transamerica will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate Transamerica for this risk, a guaranteed payment fee will be deducted.

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